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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 18, 2004

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


        MICHIGAN                       0-20167                 38-2062816

(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


          130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN        49854

            (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (800) 200-7032

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

             At a special meeting of shareholders of North Country Financial Corporation ("North Country") held November 18, 2004, shareholders approved the following proposals related to the proposed recapitalization (the "Recapitalization") of North Country pursuant to the terms of a Stock Purchase Agreement, dated as of August 10, 2004, as amended, between North Country and NCFC Recapitalization, LLC, (the "Stock Purchase Agreement"): (1) the issuance of additional common shares for approximately $30 million, (2) a 1-for-20 reverse stock split, with all fractional shares being replaced with one whole share, (3) a change in the name of North Country to "Mackinac Financial Corporation", and (4) approval of amendments to the North Country 2000 Stock Incentive Plan.

                  North Country will act to effectuate the proposals approved by its shareholders only upon the closing of the Recapitalization under the Stock Purchase Agreement, which remains subject to the satisfaction of a number of conditions under the Stock Purchase Agreement, among them the resolution of certain lawsuits involving North Country, assurances from regulatory agencies that a Cease and Desist Order against North Country Bank & Trust will be terminated, and the repurchase of outstanding North Country trust preferred securities at a substantial discount from par.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NORTH COUNTRY FINANCIAL CORPORATION


 Date:  November 22, 2004
                                          By:   /s/ Ernie R. Krueger
                                                --------------------------------
                                                Ernie R. Krueger
                                                Vice President and Controller